Putnam
New York
Tax Exempt
Money Market
Fund

ANNUAL REPORT
November 30, 1995
                                [Putnam logo]
             B O S T O N (bullet) L O N D O N (bullet) T O K Y O

Fund highlights

(dagger)"In a year when the direction of interest rates changed course very quickly, maintaining current income and share price stability was particularly challenging -- however, we have been able to succeed on both counts without compromising the fund's high quality standards.

                                                  Lindsey Strong, Fund Manager

         CONTENTS
 4       Report from Putnam Management
 7       Fund performance summary
10       Portfolio holdings
13       Financial statements

From the Chairman

[photo of George Putnam]
(c) Karsh, Ottawa

Dear Shareholder:

Changes in short-term interest rates are of consuming interest to Lindsey Strong as she manages the portfolio of Putnam New York Tax Exempt Money Market Fund. During the fiscal year that ended on November 30, 1995, Lindsey guided the fund to yet another year of competitive returns.

The fiscal year began as the Federal Reserve Board continued its efforts to slow the economy to a sustainable growth rate by a series of increases in short-term rates. Satisfied that the strategy had worked, the Fed posted its last increase in February. In July and again in December (after the close of fiscal 1995), the Fed lowered rates by a quarter of a percentage point each time.

Meanwhile, a new and fiscally conservative administration had taken over the reins in Albany, creating a certain amount of uncertainty as it put its program together.

Throughout the period, Lindsey kept close watch, constantly adjusting the portfolio in response to and in anticipation of events. In the report that follows, she discusses fiscal 1995 performance and the outlook for fiscal 1996.

Respectfully yours,

/s/ George Putnam

George Putnam
Chairman of the Trustees
January 17, 1996

Report from the Fund Manager
Lindsey C. Strong

During the 12 months ended November 30, 1995, Putnam New York Tax Exempt Money Market Fund once again generated a competitive return. Throughout the period, our conservative approach of investing in high-quality, short-term investments provided shareholders with a steady stream of double tax-free income and a stable price of $1.00 per share. Our primary challenge this year was to manage the fund in an environment where the direction of interest rates changed course very quickly.

(dagger) CHANGING RATES MEAN A CHANGING INVESTMENT ENVIRONMENT

At the end of 1994, economic growth remained strong and concerns about increased inflation dominated the financial markets. At that time, the Federal Reserve Board's anti-inflation policy of periodically raising short-term interest rates was in full force.

Even as the Fed was raising rates for the last time in February 1995, the success of its anti-inflation policy was becoming apparent. The growth in gross domestic product (GDP) slowed from 5.1% during the fourth quarter of 1994 to 2.8% during the first quarter of 1995. During the second quarter of 1995, GDP growth declined to 0.5%. By early summer, recession fears began to mount, and in July, the Fed lowered the federal funds rate from 6.0% to 5.75%. Toward the end of the summer and during the fall, leading economic indicators began to show signs of strength, and recession concerns abated. In December, after the end of the fiscal year, the Fed lowered the rate another quarter point.

In New York, the new administration that took office at the beginning of 1995 has attempted to adopt a more fiscally conservative posture in managing the state's budget. However, the public debate over which state programs may continue to be funded and which ones may be reduced or cut from the budget has created uncertainty in the New York economy. While the economy improved during the period, it did so at a slower rate than the national economy.

(dagger) CAPITALIZING ON INTEREST-RATE MOVES

While many factors contributed to the fund's performance, our active investment strategy remains the key ingredient. We combine ongoing analysis of our current holdings with continuous monitoring of the marketplace in search of appropriate new investments. We believe this is a prudent strategy geared for long-term success. While we cannot guarantee future share values, we remain committed to the conservative investment policies that have enabled the fund to sustain its performance in a lower interest rate environment.

As interest rates fluctuated, we focused on maximizing income while at the same time maintaining a very high-quality portfolio of securities. To this end, when interest rates were rising, we shortened the average maturity of the portfolio. This allowed us to take advantage of incrementally higher yields. When interest rates began to decline, we reversed our approach and sought to lock in higher yields by lengthening the average maturity of the portfolio.

(dagger) SECURITY SELECTION FOCUSED ON QUALITY

The market for New York's short-term, tax-exempt securities maintained a healthy balance between supply and demand. New issuance of securities was relatively stable from past years, and we were able to find investments that met our criteria for quality.

In selecting securities for the portfolio, we primarily invested in variable rate demand notes (VRDNs). VRDNs pay variable interest rates that reset at daily, weekly, or monthly intervals. As interest rates declined, we targeted a higher percentage of fixed- rate instruments to lock in the higher rates. This helped protect the fund from the interest rate declines that occurred as the market adjusted to economic changes. In addition, over 85% of the fund's investments were insured or backed by bank letters of credit as of 11/30/95. These features enhance the quality assurance of the securities in the portfolio, even those rated in the highest categories by nationally recognized rating services.

(dagger) OUR OUTLOOK

As always, we will be monitoring the national and New York economies very carefully in the coming months. Because the

Federal Reserve Board seems to have achieved its goals of lower inflation and a slowly growing economy, we believe interest rates could decline further. At the state level, we expect the debate over the budget to continue, and we will keep a close eye on political events in Albany for developments that may affect the securities in which your fund invests. As a matter of course, we will continue to use Putnam's strong credit research and analytical abilities to uncover securities that we believe provide the highest quality and strongest income for the fund and will maintain our emphasis on stability of principal, high quality, and liquidity.

[graphic] PERFORMANCE COMPARISONS (11/30/95)

                                Current          After-tax         After-tax
                                return*          return(1)         return(2)
Passbook savings account          2.01%            1.07%              1.12%
Taxable money market fund
7-day yield                       5.29             2.81               2.95
3-month certificate of
deposit (as of 11/29/95)          4.21             2.24               2.35
Putnam New York
Tax Exempt Money
Market Fund (7-day yield)         3.09             3.09               3.09


The principal value and interest of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. The principal value on passbook savings and bank CDs are generally insured up to certain limits by state and federal agencies. CDs, unlike stocks which incur more risk, offer a fixed rate of return. Unlike money market funds, early withdrawals from bank CDs may be subject to substantial penalties. Investment returns will fluctuate. After-tax return(1) assumes a combined 46.88% Federal, New York State and New York City tax rate. After-tax return(2) assumes a combined 44.19% Federal and New York State tax rate. An investment in this fund is neither insured nor guaranteed by the U.S. Government. The fund is managed to maintain a steady price of $1.00 per share, although there is no assurance this price will be maintained in the future.

*Sources: Bank of Boston (passbook savings), IBC/Donaghue's Money Fund Report (taxable money market fund 7-day yield), Bank Rate Monitor (3-month CDs).

The views expressed throughout this report are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 11/30/95, there is no guarantee the fund will continue to hold these securities in the future.

Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam New York Tax Exempt Money Market Fund is designed for investors seeking as high a level of current income free from Federal income tax, New York State and New York City personal income taxes as Putnam Management believes is consistent with preservation of capital and maintenance of liquidity and stability of principal.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

TOTAL RETURN FOR PERIODS ENDED 11/30/95

                                       Lipper New York
                             Fund        Tax Exempt       Consumer
                            Shares      Money Market       Price
                            at NAV         Average         Index
 -----------------------------------------------------------------
1 year                       3.23%           3.28%          2.61%
 -----------------------------------------------------------------
5 years                     14.20           14.60          14.80
Annual average               2.69            2.76           2.80
 -----------------------------------------------------------------
Life of fund
(10/26/87)                  32.74           33.13          33.22
Annual average               3.56            3.60           3.60
 -----------------------------------------------------------------


TOTAL RETURN FOR PERIODS ENDED 12/31/95
(most current calendar quarter)


                          Fund shares
                            at NAV
 ------------------------------------
1 year                        3.24%
 ------------------------------------
5 years                      14.01
Annual average                2.66
 ------------------------------------
Life of fund
(10/26/87)                   33.10
Annual average                3.56
 ------------------------------------


Performance data represent past results and should not be taken as an assurance of future performance. Investment returns will fluctuate. They do not take into account any adjustment for taxes payable on reinvested distributions. An investment in the fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

PRICE AND DISTRIBUTION INFORMATION
12 months ended 11/30/95

 -----------------------------------------------------
Distributions (number)                              12
 -----------------------------------------------------
Income                                       $0.031780
 -----------------------------------------------------
Current return
 -----------------------------------------------------
End of period
 -----------------------------------------------------
7-day yield(1)                                   3.09%
 -----------------------------------------------------
Taxable equivalent(2)(a)                          5.54
 -----------------------------------------------------
Taxable equivalent(2)(b)                          5.82
 -----------------------------------------------------
30-day yield(1)                                   3.17
 -----------------------------------------------------
Taxable equivalent(2)(a)                          5.68
 -----------------------------------------------------
Taxable equivalent(2)(b)                          5.97
 -----------------------------------------------------


(1) The 7- and 30-day yields are the two most common gauges for measuring money market mutual fund performance.

(2) Assumes (a) the maximum combined Federal and New York State tax rate of 44.19% or (b) the maximum combined Federal, New York State, and New York City tax rates of 46.88%. Results for investors subject to lower tax rates would not be as advantageous.

TERMS AND DEFINITIONS

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.

COMPARATIVE BENCHMARKS

Lipper New York Tax Exempt Money Market Fund
Average is an arithmetic average of the total return of all tax exempt money market mutual funds tracked by Lipper Analytical Services. Lipper is an independent rating organization for the mutual fund industry. Lipper rankings vary for other periods. The fund's holdings do not match those in the Lipper Average.

Consumer Price Index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Report of independent accountants
For the year ended November 30, 1995

To the Trustees and Shareholders of
Putnam New York Tax Exempt Money Market Fund

We have audited the accompanying statement of assets and liabilities of Putnam New York Tax Exempt Money Market Fund, including the portfolio of investments owned, as of November 30, 1995, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free from material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1995, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam New York Tax Exempt Money Market Fund as of November 30, 1995, the results of its operations for the year then ended, and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                      Coopers & Lybrand L.L.P.
Boston, Massachusetts
January 12, 1996

Portfolio of investments owned
November 30, 1995


       Key to
       Abbreviations
       BIGI                      -- Bond Investors Guaranty Insurance
       FGIC                      -- Federal Guaranty Insurance Corporation
       GO                        -- General Obligation
       MCP                       -- Municipal Commercial Paper
       RAN                       -- Revenue Anticipation Notes
       VRDN                      -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (74.0%)*
PRINCIPAL AMOUNT                                           RATINGS**          VALUE

New York
 ----------------------------------------------------------------------------------
$2,000,000     Erie Cnty., RAN (Union Bank of
               Switzerland LOC), 4-1/2s, 9/20/96              MIG1      $2,010,087
 2,000,000     Metropolitan Trans. Auth. NY, Rev. Bond,
               Ser. F, 8-3/8s, 7/1/16                          AAA       2,092,760
 2,035,000     Monroe Cnty., Indl. Dev. Agcy. Notes VRDN
               (Columbia Sussex) (Cumberland Federal
               Savings and Loan LOC), 5s, 11/1/14             A-1+       2,035,000
               NY City, Hsg. Dev. Corp. VRDN
 2,000,000     (East 96th St.) (Mitsubishi Bank LOC),
               Ser. A, 3.9s, 8/1/15                           VMIG1      2,000,000
   510,000     (Parkgate Towers) (Citibank LOC), 3-1/2s,
               12/1/07                                        VMIG1        510,000
 1,000,000     NY City, Indl. Dev. Agcy. VRDN (Bank of
               New York LOC), 3.85s, 12/1/01                   A-1       1,000,000
 2,000,000     NY State Dorm. Auth. VRDN (Miriam Osborn
               Memorial Home) (Banque Paribas LOC), Ser.
               A, 3.6s, 7/1/24                                VMIG1      2,000,000
               NY State Energy Research & Dev. Auth.
               Poll. VRDN
 3,000,000     (Lilco Project) (Deutsche Bank LOC), Ser.
               A, 4.7s, 3/1/16                                VMIG1      3,000,000
 2,000,000     (Niagara Mohawk Power Project) (Toronto
               Dominion LOC), Ser. A, 3.95s 7/1/15            A-1+       2,000,000
 1,000,000     (Rochester Gas & Electric) (Bank of New
               York LOC), Ser. A, 3.65s, 10/1/14               P-1       1,000,000
 1,500,000     NY State Hsg. Fin. Agcy. VRDN (Normandie
               Ct.) (Societe Generale LOC), 3.45s,
               5/15/15                                        VMIG1      1,500,000
               NY State Local Govt. Asst. Corp. VRDN
 1,000,000     (Swiss Bank Corp., Credit Suisse LOC),
               Ser. B, 3-1/2s, 4/1/23                          VMIG1      1,000,000
 2,000,000     (Toronto Dominion Bank LOC), Ser. F,
               3.55s, 4/1/25                                  VMIG1      2,000,000
 1,000,000     NY State Medical Care Fac. Corp. VRDN
               (Lenox Hill Hospital) (Chemical Bank
               LOC), Ser. A, 3.45s, 11/1/08                   VMIG1      1,000,000
 1,600,000     NY State Urban Dev. Corp. Rev. Bond
               (Correctional Facilities), Ser. A, BIGI,
               7-3/4s 1/1/12                                   AAA       1,637,316

                                      10

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                           RATINGS**          VALUE
$2,000,000     North Hempstead, Solid Waste Mgmt. Auth.
               VRDN (National Westminster Bank PLC LOC),
               Ser. A, 3-1/2s, 2/1/12                          VMIG1     $ 2,000,000
 2,000,000     Triborough Brdg. & Tunnel Auth. Special
               Oblig. VRDN, Ser. A, FGIC, 3-1/2s, 1/1/24       VMIG1       2,000,000
 ----------------------------------------------------------------------------------
               Total Municipal Bonds and Notes
               (cost $28,785,163)***                                    $28,785,163
 ----------------------------------------------------------------------------------
MUNICIPAL COMMERCIAL PAPER (27.4%)*
PRINCIPAL AMOUNT                                           RATINGS**          VALUE
 ----------------------------------------------------------------------------------
$1,100,000     NY City, GO MCP (Chemical Bank LOC),
               3-3/4s, 1/31/96                                 VMIG1     $ 1,100,000
 2,000,000     NY City, GO MCP (Chemical Bank LOC),
               3.65s, 2/8/96                                  VMIG1       2,000,000
 2,500,000     NY City, Water Finance MCP (Canadian
               Imperial Bank of Commerce LOC), 3.55s,
               1/25/96                                        A-1+        2,500,000
 2,040,000     NY State Dorm Auth. MCP (Memorial
               Sloan-Kettering Cancer Center) (Chemical
               Bank LOC), 3.55s, 3/8/96                        P-1        2,040,000
 3,000,000     NY State Env. Fac. MCP (General Electric
               Project), 3.45s, 3/12/96                        P-1        3,000,000
 ----------------------------------------------------------------------------------
               Total Municipal Commercial Paper
               (cost $10,640,000)***                                    $10,640,000
 ----------------------------------------------------------------------------------
               Total Investments (cost $39,425,163)***                  $39,425,163
 ----------------------------------------------------------------------------------

*   Percentages indicated are based on total net assets of $38,873,275.

** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at November 30, 1995, for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligations to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at November 30, 1995. These ratings are not covered by the Report of Independent Accountants.

    Moody's Investors Service, Inc. and Standard & Poor's Corp. are the leading independent rating agencies for debt securities. "Moody's Investment Grade", or "MIG", for most short-term municipal obligations, adding a "V" ("VMIG") for bonds with a demand or variable feature; the designation "P" is used for tax exempt commercial paper. Standard & Poor's uses "SP" for notes maturing in three years or less, "A" for bonds with a demand or variable feature.

    Moody's Investor Service, Inc.
    MIG1/VMIG1= Best quality; strong protection of cash flow, superior liquidity and broad access to refinancing
    MIG2/VMIG2= High quality ; ample protection of cash flow, liquidity support and ability to refinance
    P-1= Superior capacity for repayment
    P-2= Strong capacity for repayment
    AAA= Capacity to pay interest and repay principal is extremely strong.
    AA= Strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree

    Standard & Poor's Corp.
    SP-1= Overwhelming safety characteristics
    SP-2= Strong capacity to pay principal and interest
    A-1+= Overwhelming degree of credit and protection
    A-1= Strong degree of safety
    A-2= Considered strong but lacks solid strength for timely repayment

*** The aggregate identified cost on a tax basis is the same.

The rates shown on VRDNs, which are securities paying variable interest rates, are the current interest rates at November 30, 1995, which are subject to change based on the terms of the security.

The fund had the following industry group concentrations greater than 10% on November 30, 1995 (as a percentage of net assets):

Energy              23.2%
Housing             20.7%
Waste/Water         11.6%
Transportation      10.5%

  The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities
November 30, 1995

Assets
 ---------------------------------------------------------------------
Investments in securities at amortized cost (Note 1)      $39,425,163
 ---------------------------------------------------------------------
Cash                                                          723,098
 ---------------------------------------------------------------------
Interest and other receivables                                276,069
 ---------------------------------------------------------------------
Receivable for securities sold                                 55,000
 ---------------------------------------------------------------------
Receivable for shares of the fund sold                         65,041
 ---------------------------------------------------------------------
Total assets                                               40,544,371
 ---------------------------------------------------------------------
Liabilities
 ---------------------------------------------------------------------
Distributions payable to shareholders                     $    72,785
 ---------------------------------------------------------------------
Payable for shares of the fund repurchased                  1,532,342
 ---------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                   49,206
 ---------------------------------------------------------------------
Payable for administrative services (Note 2)                      795
 ---------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                      50
 ---------------------------------------------------------------------
Other accrued expenses                                         15,918
 ---------------------------------------------------------------------
Total liabilities                                           1,671,096
 ---------------------------------------------------------------------
Net assets                                                $38,873,275
 ---------------------------------------------------------------------
Represented by
 ---------------------------------------------------------------------
Paid-in capital (Note 4)                                  $38,873,275
 ---------------------------------------------------------------------
Net asset value, offering and redemption price per
share ($38,873,275 divided by 38,873,275 shares)                $1.00
 ---------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Statement of operations
For the year ended November 30, 1995

Tax exempt interest income                            $1,719,428
----------------------------------------------------------------
Expenses:
----------------------------------------------------------------
Compensation of Manager (Note 2)                         199,969
----------------------------------------------------------------
Investor servicing and custodian fees (Note 2)           106,956
----------------------------------------------------------------
Compensation of Trustees (Note 2)                          5,680
----------------------------------------------------------------
Administrative services (Note 2)                           4,801
----------------------------------------------------------------
Reports to shareholders                                   24,001
----------------------------------------------------------------
Registration fees                                          7,225
----------------------------------------------------------------
Auditing                                                  27,655
----------------------------------------------------------------
Legal                                                     18,618
----------------------------------------------------------------
Other expenses                                            10,669
----------------------------------------------------------------
Total expenses                                           405,574
----------------------------------------------------------------
Expense reduction (Note 2)                              (101,272)
----------------------------------------------------------------
Net expense                                              304,302
----------------------------------------------------------------
Net investment income                                  1,415,126
----------------------------------------------------------------
Net increase in net assets resulting from
operations                                            $1,415,126
----------------------------------------------------------------


  The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets
                                                       Year ended November 30
                                                      --------------------------
                                                         1995           1994
--------------------------------------------------------------------------------
Decrease in net assets
--------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------
Net investment income                                $ 1,415,126    $   926,696
--------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                             1,415,126        926,696
--------------------------------------------------------------------------------
Distributions to shareholders:
--------------------------------------------------------------------------------
 From net investment income                           (1,415,126)      (926,696)
--------------------------------------------------------------------------------
 Decrease from capital share transactions (Note 4)    (5,941,726)    (5,657,947)
--------------------------------------------------------------------------------
Total decrease in net assets                          (5,941,726)    (5,657,947)
--------------------------------------------------------------------------------
Net assets
--------------------------------------------------------------------------------
Beginning of year                                     44,815,001     50,472,948
--------------------------------------------------------------------------------
End of year                                          $38,873,275    $44,815,001
--------------------------------------------------------------------------------

  The accompanying notes are an integral part of these financial statements.

Financial highlights
(For a share outstanding throughout the year)

                                                 Year ended November 30
                                   --------------------------------------------------
                                    1995      1994      1993       1992       1991
                                    ------    ------    ------    -------   ---------
Net asset value,
beginning of year                 $  1.00   $  1.00   $  1.00    $  1.00     $  1.00
-------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------
Net investment income               .0318     .0188     .0165      .0259(a)    .0399(a)
-------------------------------------------------------------------------------------
Net realized gain on
investments                          --        --       .0001       --          --
-------------------------------------------------------------------------------------
Total from investment
operations                          .0318     .0188   $ .0166    $ .0259     $ .0399
-------------------------------------------------------------------------------------
Less distributions:
-------------------------------------------------------------------------------------
From net investment income         (.0318)   (.0188)   (.0165)    (.0259)     (.0399)
-------------------------------------------------------------------------------------
From net realized gain on
investments                          --        --      (.0001)      --          --
-------------------------------------------------------------------------------------
Total distributions                (.0318)   (.0188)   (.0166)    (.0259)     (.0399)
-------------------------------------------------------------------------------------
Net asset value, end of year      $  1.00   $  1.00   $  1.00    $  1.00     $  1.00
-------------------------------------------------------------------------------------
Total investment return at
net asset value (%) (b)              3.23      1.90      1.67       2.62        4.07
-------------------------------------------------------------------------------------
Net assets
end of year (in thousands)        $38,873   $44,815   $50,473    $57,705     $64,286
-------------------------------------------------------------------------------------
Ratio of expenses to average
net assets (%) (c)                   0.91      0.77      0.91       0.78(a)     0.80(a)
-------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)            3.18      1.86      1.69       2.59(a)     3.96(a)
-------------------------------------------------------------------------------------

(a) Reflects an expense limitation. As a result of such limitations, expenses of the fund for the years ended November 30, 1992 and 1991 reflect reductions of $0.0024 and $0.0034 per share, respectively.

(b) Total investment return assumes dividend reinvestment.

(c) The ratio of expenses to average net assets for the year ended November 30, 1995 includes amounts paid through expense offset arrangements. Prior year ratios exclude these amounts. (See Note 2).

Notes to financial statements
November 30, 1995

Note 1
Significant accounting policies

The fund is registered under the Investment Company Act of 1940, as amended, as a nondiversified, open- end management investment company. The fund seeks as high a level of current income exempt from Federal, New York State and New York City personal income taxes as Putnam Investment Management believes is consistent with maintenance of liquidity and stability of principal. The fund invests primarily in a nondiversified portfolio of short-term New York tax exempt securities.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A) Security valuation The valuation of the fund's portfolio instruments is determined by means of the amortized cost method as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Security transactions Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

C) Federal income taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income or capital gains on securities held and excise tax on income and capital gains.

At November 30, 1995 the fund has a capital loss carryover of approximately $6,605 which may be available to offset realized gains, if any. This amount will expire on November 30, 2002.

D) Interest income and distributions to shareholders Interest is recorded on the accrual basis. Income dividends (and distributions of realized gains, if any) are recorded daily by the fund and are distributed monthly to the shareholders. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

Note 2
Management fee, administrative
services, and other transactions

Compensation of Putnam Investment Management, Inc., the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., for management and investment advisory services is paid quarterly at an annual rate of 0.45% of the first $500 million of average net assets, 0.35% of the next $500 million, 0.30% of the next $500 million and 0.25% of any amount over $1.5 billion, subject to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of the Manager on the fund's portfolio transactions.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustees fee of $390 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

During the year ended November 30, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial functions for the fund are provided by Putnam Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the year ended November 30, 1995, fund expenses were reduced by $101,272 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Note 3
Purchases and sales of securities

During the year ended November 30, 1995, purchases and sales (including maturities) of investment securities (all short-term obligations) aggregated $277,852,848 and $285,400,000 respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At November 30, 1995, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares, at a constant net asset value of $1.00 per share, were as follows:

                                          Year ended November 30
-------------------------------------------------------------------
                                          1995             1994
-------------------------------------------------------------------
Shares sold                            186,252,463      286,251,626
-------------------------------------------------------------------
Shares issued in connection with
reinvestment of distributions            1,305,570          862,975
-------------------------------------------------------------------
                                       187,558,033      287,114,601
-------------------------------------------------------------------
Shares repurchased                    (193,499,759)    (292,772,548)
-------------------------------------------------------------------
Net decrease                            (5,941,726)      (5,657,947)
-------------------------------------------------------------------

Fund information

INVESTMENT MANAGER
Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES
Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN
Putnam Fiduciary Trust Company

LEGAL COUNSEL
Ropes & Gray

INDEPENDENT
ACCOUNTANTS
Coopers & Lybrand L.L.P.

TRUSTEES
George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
Eli Shapiro
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS
George Putnam
President
Charles E. Porter
Executive Vice President
Patricia C. Flaherty
Senior Vice President
Lawrence J. Lasser
Vice President
Gordon H. Silver
Vice President
Gary N. Coburn
Vice President
James E. Erickson
Vice President
William F. McGue
Vice President
Blake E. Anderson
Vice President
Lindsey C. Strong
Vice President and Fund Manager
William N. Shiebler
Vice President
John R. Verani
Vice President
Paul M. O'Neil
Vice President
John D. Hughes
Senior Vice President and Treasurer
Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam New York Tax Exempt Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information or to request a prospectus, call toll-free: 1-800-225-1581

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

[GRAPHIC] PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

22201-063   1/96

Bulk Rate
U.S. Postage
PAID
Putnam
Investments